Major acquisitions and disposals	12 Months Ended
Dec. 31, 2011
Major acquisitions and disposals
Major acquisitions and disposals

5    Major acquisitions and disposals

a) Sale of aluminum assets

             In February 2011, we concluded the transaction announced in May, 2010 with Norsk Hydro ASA (Hydro), to transfer all of our stakes in Albras-Alumínio Brasileiro S.A. (Albras), Alunorte-Alumina do Norte do Brasil S.A. (Alunorte) and Companhia de Alumina do Pará (CAP), along with its respective off-take rights and outstanding commercial contracts, and 60% of Mineração Paragominas S.A (Paragominas), and all our other Brazilian bauxite mineral rights. On December 31, 2010 these assets were demonstrated as assets held for sale in our balance sheet.

             For this transaction we received US$ 1,081 in cash and 22% equivalent to 447,834,465 shares of Hydro's outstanding common shares outstanding (approximately US$ 3.5 billion according to Hydro's closing share price at the date of the transaction). Three and five years after the closing of the transaction, we will receive two equal tranches of US$ 200 each in cash, related to the remaining payment of 40% of Mineração Paragominas S.A. From the date of the transaction, Hydro has been accounted for by the equity method.

             The gain on this transaction, of US$ 1,513 was recorded in the income statement in the line Gain on sale of assets.

b) Fertilizers Businesses

             In 2010, we acquired 78.92% of the total capital and 99.83% of the voting capital of Vale Fertilizantes S.A and 100% of the total capital of Vale Fosfatados. In 2011 we concluded several transactions including a public offer to acquire the free floating shares of Vale Fertilizantes S.A. During this offer both the common and preferred shares were acquired for R$ 25.00 per share, amounting to a total of R$ 2,078 billion, equivalent to US$ 1,134 at the date the financial settlement of the transaction. After the public offer, we hold 99.05% of the total shares of Vale Fertilizantes S.A.

             The purchase price allocation based on the fair values of acquired assets and liabilities was based on studies performed by us with the assistance of external valuation specialists and was finalized during 2011.

             The goodwill balance arises primarily due to the synergies between the acquired assets and the potash operations in Taquari-Vassouras, Carnalita, Rio Colorado and Neuquém and phosphates in Bayóvar I and II, in Peru, and Evate, in Mozambique. The future development of our projects combined with the acquisition of the portfolio of fertilizer assets will allow Vale to be one of the top players in the global fertilizer business.

Purchase price	5,795
Non-controlling consideration	767
Book value of property, plant and equipment and mining rights	(1,987)
Book value of other assets acquired and liabilities assumed, net	(395)
Adjustment to fair value of property, plant and equipment and mining rights	(5,146)
Adjustment to fair value of inventories	(98)
Deferred taxes on the above adjustments	1,783

Goodwill	719

c) Acquisition of NESA

             In 2011, we acquired 9% of Norte Energia S.A. (NESA) from Gaia Energia e Participações S.A. (Gaia) for US$ 70. NESA was established with the sole purpose of implementing, operating and exploring the Belo Monte hydroelectric plant, which is still in the early development stage. Vale estimated an investment of R$ 2,300 billion (Equivalent to US$ 1.2 billion) of future capital contributions arising from the acquired stake, until December 31, 2011 the total capital contribution was US$ 84.